Exhibit 10.1

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of June 19, 2013, among POWERSECURE INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), the lenders as identified as Lenders on the signature pages hereof (collectively, the “Lenders”) and CITIBANK, N.A., in its capacity as Administrative Agent (the “Administrative Agent”).

BACKGROUND

A. The Borrower, the Lenders, and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of December 21, 2011 (said Credit Agreement, as amended, modified, supplemented and restated and in effect from time to time, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

B. The Borrower, the Lenders and the Administrative Agent desire to amend certain terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

1. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby amended in its entirety and replaced with the document attached hereto as Annex I.

2. AMENDMENT TO EXHIBITS TO CREDIT AGREEMENT. Exhibits G and I to the Credit Agreement are hereby amended in their entirety and replaced with the documents attached hereto as Exhibits G and I to Annex II and Exhibit E-3 in the form attached to Annex II is hereby added to the Exhibits for the Credit Agreement.

3. AMENDMENT TO RESTATE SCHEDULES 2.02 AND 5.13 TO CREDIT AGREEMENT. Schedules 2.02 and 5.13 to the Credit Agreement are hereby revised in their entirety to be in the form attached hereto as Schedules 2.02 and 5.13 to Annex II.

4. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions:

(a) there shall exist no Default immediately after giving effect to this Second Amendment;

(b) the Administrative Agent shall have received a counterpart signature page to this Second Amendment, duly executed and delivered by the Borrower, each Guarantor, and the Lenders;

(c) the Administrative Agent shall have received a certified resolution of the Borrower authorizing the execution, delivery and performance of this Second Amendment and the Term C Loan Notes;

(d) the Administrative Agent shall have received a favorable opinion of counsel to the Borrower covering the matters set forth in Sections 5(c), (d) and (e) hereof;

(e) the Administrative Agent shall have received fully-executed Term C Loan Notes payable to the order of Citibank, N.A. and Branch Banking and Trust Company;

(f) the Administrative Agent shall have received for the benefit of each Lender in immediately available funds an amount equal to the product of (i) 0.25% and (ii) each Lender’s Term C Commitment;

(g) the Administrative Agent shall have received for its benefit in immediately available funds the fee as agreed upon by the Administrative Agent and the Borrower;

(h) the representations and warranties set forth in the immediately following Section of this Second Amendment entitled “Representations and Warranties” shall be true and correct as of the date of this Second Amendment;

(i) the Administrative Agent shall have received all invoiced out of pocket fees and expenses due and owing in connection with this Second Amendment;

(j) the Borrower shall have paid all reasonable invoiced fees and expenses of the Administrative Agent’s counsel, Winstead PC; and

(k) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

5. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on the of this Second Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) (i) the Borrower has full power and authority to execute and deliver this Second Amendment and the Term C Loan Notes, (ii) this Second Amendment and the Term C Loan Notes have been duly executed and delivered by the Borrower and (iii) this Second Amendment, the Term C Loan Notes and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

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(d) neither the execution, delivery and performance of this Second Amendment, the Term C Loan Notes or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will violate any Law or conflict with any Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its property is subject; and

(e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower, of this Second Amendment or the Term C Loan Notes or (ii) the acknowledgement by each Guarantor of this Second Amendment.

6. NO OTHER AMENDMENTS, ETC. Except as expressly provided in this Second Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents (as amended and restated in connection herewith, if applicable) remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents (as amended and restated in connection herewith, if applicable) are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the Borrower, or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein or pursuant to a written agreement executed in connection herewith. Nothing in this Second Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

7. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

8. GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty and consents to the modification thereof as set forth in Exhibit I to Annex II, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

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9. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

10. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that the Borrower may not assign any of its rights arising from this Second Amendment or any other Loan Document, and any prohibited assignment shall be null and void.

11. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.

POWERSECURE INTERNATIONAL, INC.

By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Executive Vice President, Chief Financial Officer

Signature Page – Second Amendment

CITIBANK, N.A., as Administrative Agent and Lender

By:	/s/ Gary D. Pitcock
Gary D. Pitcock
Vice President

Signature Page – Second Amendment

BRANCH BANKING AND TRUST COMPANY, as Lender

By:	/s/ Steven G. Bullard
	Name:	Steven G. Bullard
	Title:	SVP

Signature Page – Second Amendment

ACKNOWLEDGED AND AGREED:

POWERSECURE, INC.

POWERSERVICES, INC.

ENERGYLITE, INC.

UTILITYENGINEERING, INC.

UTILITYDESIGN, INC.

WATERSECURE HOLDINGS, INC. (f/k/a Marcum Gas Transmission, Inc.)

REID’S TRAILER, INC.

EFFICIENTLIGHTS, LLC

POWERPACKAGES, LLC

MARCUM GAS METERING, INC. (f/k/a Metretek, Incorporated)

INNOVATIVE ELECTRONIC SOLUTIONS LIGHTING, LLC

POWERSECURE HAITI USA, INC.

INNOVATION ENERGIES, LLC

SOUTHERN ENERGY MANAGEMENT POWERSECURE, LLC

SOLAIS LIGHTING, INC.

By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Chief Financial Officer for all

Signature Page – Second Amendment